J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

(Class R2, Class R3, Class R4, Class R5 and Class R6 Shares)

JPMorgan Income Builder Fund

(Class R6 Shares)

(each, a “Fund” and collectively, the “Funds”)

(each, a series of JPMorgan Trust I)

Supplement dated June 3, 2019

to the Summary Prospectuses and Prospectus dated March 1, 2019

Effective immediately, the Annual Fund Operating Expenses and Example tables for each Fund are hereby deleted in their entirety and replaced with the following:

For the JPMorgan Global Allocation Fund:

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE

Other Expenses	0.45	0.45	0.45	0.30	0.17

Dividend Expense on Short Sales	0.04	0.04	0.04	0.04	0.04

Service Fees	0.25	0.25	0.25	0.10	NONE

Remainder of Other Expenses[1]	0.16	0.16 [2]	0.16 [2]	0.16 [2]	0.13

Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses	1.57	1.32	1.07	0.92	0.79

Fee Waivers and/or Expense Reimbursements[3]	(0.13)	(0.13)	(0.13)	(0.13)	(0.10)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.44	1.19	0.94	0.79	0.69

1

“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

2	“Remainder of Other Expenses” is based on estimated amounts for the current fiscal year.

3

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, extraordinary expenses and Acquired Fund Fees and Expenses relating to funds for which the Fund’s adviser or an affiliate thereof is not the adviser) exceed 1.40%, 1.15%, 0.90%, 0.75% and 0.65% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively (the “fee limitation amount”). To the extent that the Fund invests in a fund for which the Fund’s adviser or an affiliate thereof is the adviser (an “affiliated fund”), then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the affiliated fund’s management agreement. These waivers are in effect through 5/31/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 5/31/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

SUP-GALIB-R-619

WHETHER OR NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	147	483	843	1,856

CLASS R3 SHARES ($)	121	406	711	1,579

CLASS R4 SHARES ($)	96	327	578	1,294

CLASS R5 SHARES ($)	81	280	497	1,119

CLASS R6 SHARES ($)	70	242	429	969

For the JPMorgan Income Builder Fund:

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fees	0.45%

Distribution (Rule 12b-1) Fees	NONE

Other Expenses	0.11

Service Fees	NONE

Remainder of Other Expenses[1]	0.11

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.57

Fee Waivers and/or Expense Reimbursements[2]	(0.05)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.52

1

“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

2

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, extraordinary expenses and Acquired Fund Fees and Expenses relating to funds for which the Fund’s adviser or an affiliate thereof is not the adviser) exceed 0.52% of the average daily net assets of Class R6 Shares (the “fee limitation amount”). To the extent that the Fund invests in a fund for which the Fund’s adviser or an affiliate thereof is the adviser (an “affiliated fund”), then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the affiliated fund’s management agreement. These waivers are in effect through 5/31/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 5/31/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

CLASS R6 SHARES ($)	53	178	313	709

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE